Exhibit 10

                         [LETTERHEAD OF EIDE BAILLY LLP]


                          INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Registration Statement of Traffic Technology, Inc. on Form 10-SB of our report dated June 21, 2001 relating to the financial statements as of and for the years ended December 31, 2000 and 1999 appearing within this Registration Statement.


/s/ Eide Bailly LLP

Eide Bailly LLP
Phoenix, Arizona

December 20, 2001